SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2005
Inco Limited
(Exact name of Registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation or organization)	1-1143 (Commission file number)	98-0000676 (I.R.S. Employer Identification Number)
145 King Street West, Suite 1500
Toronto, Ontario M5H 4B7
(Address of Principal Executive Offices)
Company’s telephone number, including area code: (416) 361-7511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On July 26, 2005, Inco Limited issued a press release announcing its financial results for the second quarter of 2005 and certain related information. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INCO LIMITED
By:	/s/ Stuart F. Feiner
Stuart F. Feiner
Executive Vice-President General Counsel and Secretary

Date: July 26, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page
(1)	Exhibit 99
(99.1)	Inco Limited press release dated July 26, 2005.